                         EATON VANCE LIQUID ASSETS FUND

                               Quotation of Yield

For the seven day period ending December 31, 1996

The value of an account with a beginning balance of one share equal to $1.00 grew to $1.000949270. The differeence of $0.000949270 is the Base Period Return. Dividing the Base Period Return by the beginning value of $1.00 and multiplying by (366/7) gives a yield of 4.96%.

Adding 1 to the Base Period Return and taking this to the power of (366/7) and subtracting 1 gives an effective yield 5.09%.

                        EATON VANCE CASH MANAGEMENT FUND

                               Quotation of Yield

For the seven day period ending December 31, 1996

The value of an account with a beginning balance of one $1.00 grew to $1.000929345. The difference of $0.000929345 is the Base Period Return. Dividing the Base Period Return by the beginning value of $1.00 and multiplying by (366/7) gives a yield of 4.86%.

Adding 1 to the Base Period Return and taking this to the power of (366/7) and subtracting 1 gives an effective yield of 4.98%.

                         EATON VANCE MONEY MARKET FUND

                               Quotation of Yield

For the seven day period ending December 31, 1996

The value of an account with a beginning balance of one share equal to $1.00 grew to $1.000736663. The difference of $0.000736663 is the Base Period Return. Dividing the Base Period Return by the beginning value of $1.00 and multiplying by (366/7) gives a yield of 3.85%.

Adding 1 to the Base Period Return and taking this to the power of (366/7) gives an effective yield of 3.93%.

                         EATON VANCE TAX FREE RESERVES

                               Quotation of Yield

For the seven day period ending December 31, 1996

The value of an account with a beginning balance of one share equal to $1.00 grew to $1.00060920. The differerence of $0.000609220 is the Base Period Return. Dividing the Base Period Return by the beginning value of $1.00 and multiplying by (366/7) gives a yield of 3.19%.

Adding 1 to the Base Period Return and taking this to the power of (366/7) and subtracting 1 gives an effective yield of 3.24%.

Taking the current yield of 3.19% and dividing by 1 minus the tax rate (assuming a tax rate of 31%) gives a taxable equivalent current yield of 4.62% (3.19%/.69)

Dividing the taxable equivalent yield by (366/7), adding 1 , taking this to the power of (366/7) and subtracting 1 gives a taxable equivalent effective yield of 4.73%

                                                                  EXHIBIT 99.16

        INVESTMENT PERFORMANCE -- EV CLASSIC GOVERNMENT OBLIGATIONS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 12/31/96    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
12/31/96          12/31/86      $2,057.81      $2,057.81      105.78%      7.48%        105.78%     7.48%

5 YEARS ENDED
12/31/96          12/31/91      $1,302.34      $1,302.34       30.23%      5.42%         30.23%     5.42%

1 YEAR ENDED
12/31/96          12/31/95      $1,034.90      $1,025.22       3.49%       3.49%          2.52%     2.52%


Average annual total return is calculated using the following formula:

                                n
                          P(1+T)  =  ERV

            where    P     =  an initial investment of $1,000
                     T     =  average annual total return
                     n     =  number of years
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where    T     =  cumulative total return including the maximum sales charge
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                     P     =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                     EV CLASSIC GOVERNMENT OBLIGATIONS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                        For the 30 days ended 12/31/96:


                    Interest Income Earned:                       $190,120
Plus                Dividend Income Earned:
                                                                  --------
Equal               Gross Income:                                 $190,120

Minus               Expenses:                                     $ 70,787
                                                                  --------
Equal               Net Investment Income:                        $119,333

Divided by          Average daily number of shares
                    outstanding that were entitled
                    to receive dividends:                        3,309,498
                                                                 ---------
Equal               Net Investment Income Earned Per Share:        $0.0361

                    Net Asset Value Per Share 12/31/96:              $9.22

                    30 Day Yield*:                                   4.74%


*Yields calculated on a bond equivalent rate as follows:
                                       6
2[(($0.0361 / $9.22)+1)-1]

       INVESTMENT PERFORMANCE -- EV MARATHON GOVERNMENT OBLIGATIONS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 12/31/96    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
12/31/96          12/31/86      $2,074.48      $2,074.48      107.45%     7.57%         107.45%     7.57%

5 YEARS ENDED
12/31/96          12/31/91      $1,312.92      $1,294.98       31.29%     5.60%          29.50%     5.31%

1 YEAR ENDED
12/31/96          12/31/95      $1,036.16      $987.79          3.62%     3.62%          -1.22%    -1.22%


Average annual total return is calculated using the following formula:

                                n
                          P(1+T)  =  ERV

            where    P     =  an initial investment of $1,000
                     T     =  average annual total return
                     n     =  number of years
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                           T = (ERV / P) - 1

            where    T     =  cumulative total return including the maximum sales charge
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                     P     =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                     EV MARATHON GOVERNMENT OBLIGATIONS FUND
                              CALCULATION OF YIELD


                        For the 30 days ended 12/31/96:


                    Interest Income Earned:                       $751,554
Plus                Dividend Income Earned:
                                                                 ---------
Equal               Gross Income:                                 $751,554

Minus               Expenses:                                     $268,912
                                                                 ---------
Equal               Net Investment Income:                        $482,642

Divided by          Average daily number of shares
                    outstanding that were entitled
                    to receive dividends:                       13,063,941
                                                                ----------
Equal               Net Investment Income Earned Per Share:        $0.0369

                    Net Asset Value Per Share 12/31/96:              $9.22

                    30 Day Yield*:                                   4.86%


*Yields calculated on a bond equivalent rate as follows:
                                       6
2[(($0.0369 / $9.22)+1)-1]

      INVESTMENT PERFORMANCE -- EV TRADITIONAL GOVERNMENT OBLIGATIONS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
12/31/96          12/31/86      $952.62        $2,041.92      112.13%     7.81%         104.19%     7.40%

5 YEARS ENDED
12/31/96          12/31/91      $962.48        $1,292.13       34.25%     6.07%          29.21%     5.26%

1 YEAR ENDED
12/31/96          12/31/95      $962.44        $1,005.94        4.52%     4.52%           0.59%     0.59%


Average annual total return is calculated using the following formula:

                                n
                          P(1+T)  =  ERV

            where    P     =  an initial investment of $1,000 **
                     T     =  average annual total return
                     n     =  number of years
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                           T = (ERV / P) - 1

            where    T     =  cumulative total return including the maximum sales charge
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period
                     P     =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                   EV TRADITIONAL GOVERNMENT OBLIGATIONS FUND
                              CALCULATION OF YIELD


                        For the 30 days ended 12/31/96:


                    Interest Income Earned:                      $1,919,458
Plus                Dividend Income Earned:
                                                                 ----------
Equal               Gross Income:                                $1,919,458

Minus               Expenses:                                    $  414,557
                                                                 ----------
Equal               Net Investment Income:                       $1,504,901

Divided by          Average daily number of shares
                    outstanding that were entitled
                    to receive dividends:                        28,756,736
                                                                 ----------
Equal               Net Investment Income Earned Per Share:         $0.0523

                    Net Asset Value Per Share 12/31/96:              $11.13

                    30 Day Yield*:                                    5.71%


*Yields calculated on a bond equivalent rate as follows:
                                       6
2[(($0.0523 / $11.13)+1)-1]

         INVESTMENT PERFORMANCE -- EATON VANCE SHORT TERM TREASURY FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from February 4, 1991 through December 31, 1996 and for the 1 and 5 year periods ended
December 31, 1996.



                                  VALUE OF A $1,000 INVESTMENT



                                              VALUE OF
INVESTMENT              INVESTMENT          INVESTMENT                TOTAL RETURN
PERIOD                  DATE                ON 12/31/96          CUMULATIVE  ANNUALIZED

LIFE OF
FUND                    02/04/91            $1,281.57            28.16%      4.29%

5 YEARS ENDED
12/31/96                12/31/91            $1,221.70            22.17%      4.09%

1 YEAR ENDED
12/31/96                12/31/95            $1,046.93             4.69%      4.69%


Average annual total return is calculated using the following formula:

                                n
                          P(1+T)  =  ERV

            where    P     =  an initial investment of $1,000
                     T     =  average annual total return
                     n     =  number of years
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                              T = (ERV / P) - 1

            where    T     =  cumulative total return including the maximum sales charge
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period
                     P     =  an initial investment of $1,000

                      EATON VANCE SHORT TERM TREASURY FUND
                              CALCULATION OF YIELD


                        For the 30 days ended 12/31/96:


                    Interest Income Earned:                       $248,186
Plus                Dividend Income Earned:
                                                                  --------
Equal               Gross Income:                                 $248,186

Minus               Expenses:                                     $ 25,040
                                                                  --------
Equal               Net Investment Income:                        $223,146

Divided by          Average daily number of shares
                    outstanding that were entitled
                    to receive dividends:                          887,299
                                                                  --------
Equal               Net Investment Income Earned Per Share:        $0.2515

                    Maximum Offering Price Per Share 12/31/96:      $62.91

                    30 Day Yield*:                                   4.85%


*Yields calculated on a bond equivalent rate as follows:
                                       6
2[(($0.2515 / $62.91)+1)-1]